DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                                      AND

                           ALLSTATE ASSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director and President of Allstate Assurance Company constitutes and appoints Matthew E. Winter, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016

/s/ Mary Jane Fortin
--------------------
Mary Jane Fortin
Director and President

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                                      AND

                           ALLSTATE ASSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director, Vice President and Chief Financial Officer of Allstate Assurance Company constitutes and appoints Matthew E. Winter, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016

/s/ Mario Imbarrato
-------------------
Mario Imbarrato
Director, Vice President and Chief Financial Officer

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                                      AND

                           ALLSTATE ASSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Assurance Company constitutes and appoints Matthew E. Winter, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016

/s/ Katherine A. Mabe
---------------------
Katherine A. Mabe
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                                      AND

                           ALLSTATE ASSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director, Senior Vice President and Chief Risk Officer of Allstate Assurance Company constitutes and appoints Matthew E. Winter, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016

/s/ Harry R. Miller
-------------------
Harry R. Miller
Director, Senior Vice President and Chief Risk Officer

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                                      AND

                           ALLSTATE ASSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director, Senior Group Vice President and Controller of Allstate Assurance Company constitutes and appoints Matthew E. Winter, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016

/s/ Samuel H. Pilch
-------------------
Samuel H. Pilch
Director, Senior Group Vice President and Controller

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                                      AND

                           ALLSTATE ASSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director and Senior Vice President of Allstate Assurance Company constitutes and appoints Matthew E. Winter, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016

/s/ John P. Rugel
-----------------
John P. Rugel
Director and Senior Vice President

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                                      AND

                           ALLSTATE ASSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director, Executive Vice President and acting Chief Investment Officer of Allstate Assurance Company constitutes and appoints Matthew E.
Winter, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016

/s/ Steven E. Shebik
--------------------
Steven E. Shebik
Director, Executive Vice President
and acting Chief Investment Officer

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                                      AND

                           ALLSTATE ASSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Assurance Company constitutes and appoints Matthew E. Winter, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016

/s/ Steven P. Sorenson
----------------------
Steven P. Sorenson
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                                      AND

                           ALLSTATE ASSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director and Chairman of the Board of Allstate Assurance Company constitutes and appoints Matthew E. Winter, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016

/s/ Thomas J. Wilson
--------------------
Thomas J. Wilson
Director and Chairman of the Board

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                                      AND

                           ALLSTATE ASSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director, Vice President, Secretary and General Counsel of Allstate Assurance Company constitutes and appoints Matthew E. Winter, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

November 3, 2016

/s/ Angela K. Fontana
---------------------
Angela K. Fontana
Director, Vice President, Secretary and General Counsel